SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2004

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court
St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Item 9. Regulation FD
SIGNATURES
INDEX TO EXHIBITS
Press Release, dated August 12, 2004

Item 9. Regulation FD

     On August 12, 2004, TALX Corporation (the “Company”) issued a press release announcing that it had reached an agreement in principle with the staff of the U.S. Securities and Exchange Commission to settle its ongoing investigation of the Company’s accounting of certain items, which was the subject of the Company’s restatements of its 2001 and 2002 financial statements. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2004	TALX CORPORATION
/s/ L. Keith Graves
By: L. Keith Graves
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 12, 2004